News Release

CONTACTS:

Investors:
     Joe Selner, Chief Financial Officer
     920-491-7120
Media:
     Cindy Moon-Mogush
     920-431-8034

Associated Banc-Corp earns $2.43 per share in 2005 and 64 cents in fourth quarter 2005

     * Fourth quarter EPS grew 12 percent over comparable quarter last year
     * Credit quality remains strong
     * Fourth quarter margin improves slightly as wholesale funding is reduced
     * State Financial successfully integrated

     GREEN BAY, Wis. — Jan. 19, 2006 — Associated Banc-Corp (NASDAQ: ASBC) earned $0.64 per diluted share in the fourth quarter of 2005, up 12 percent from $0.57 per share earned in the fourth quarter of 2004, and up from $0.63 per share in the third quarter of 2005. Net income for the fourth quarter 2005 was $87.6 million, up 24 percent from the fourth quarter 2004 net income of $70.9 million, and up 8 percent over third quarter 2005 net income of $81.0 million.
     Associated earned $2.43 per diluted share in 2005, up 8 percent from 2004. Net income for 2005 was $320.2 million, up 24 percent from $258.3 million in 2004.
     Associated’s acquisition of First Federal Capital Corp, a $4 billion thrift, on Oct. 29, 2004, and of State Financial Services Corp, a $1.5 billion commercial bank, on Oct. 3, 2005, affect comparisons to past periods.
Return on average assets (ROA) and return on average equity (ROE) for the year ended Dec. 31, 2005, were 1.53 percent and 15.24 percent, respectively. This compares to an ROA of 1.58 percent and an ROE of 17.22 percent in 2004. Return on average tangible equity (which is a non-GAAP measure that excludes the average of goodwill and other intangible assets from average equity) was 23.47 percent for 2005 compared to 22.11 percent in 2004.
     Book value per share rose to $17.15 as of Dec. 31, 2005, up 10 percent compared to a year earlier. Period-end loans at Dec. 31, 2005, were $15.2 billion, up 10 percent over year-end 2004. Deposits at year-end 2005 were $13.6 billion, up 6 percent over the prior year end.
      “The integrations of First Federal and State Financial in 2005 have strengthened our position in attractive markets. We look forward to delivering on this potential in 2006,” said Paul S. Beideman, Associated president and CEO.

— more —

ASBC YE 2005 earnings, add one

     In 2005 net charge-offs were $12.7 million (or .09 percent of average loans), compared to $17.3 million (or 0.15 percent of average loans) in 2004. Nonperforming loans at Dec. 31, 2005, totaled $98.6 million, or 0.65 percent of loans, compared to $115.0 million, or 0.83 percent of loans, a year ago. The provision for loan losses for 2005 was $13.0 million, compared to $14.7 million for 2004.
     The allowance for loan losses at Dec. 31, 2005, was $203.4 million, representing 1.34 percent of total loans, and 206 percent of nonperforming loans. In comparison, the allowance was $189.8 million, or 1.37 percent of total loans, and 165 percent of nonperforming loans at Dec. 31, 2004.
     Associated’s net interest income for 2005 was $672.3 million, up 22 percent from 2004‘s $552.6 million. Net interest margin for 2005 was 3.64 percent, compared to 3.80 percent for 2004. While the Federal Reserve raised short-term rates eight times in 2005, longer-term rates did not rise commensurately, causing a flattening of the yield curve and downward pressure on the margin in 2005.
      For the fourth quarter of 2005, net interest income was $175.6 million, up $11.5 million or 7 percent over the third quarter of 2005. The net interest margins were 3.59 percent for the fourth quarter versus 3.56 percent in the third quarter. Fourth quarter 2005 results include State Financial as well as impacts from the company’s wholesale funding reduction strategy described last quarter.
     “In the fourth quarter we have made significant progress in reducing our level of borrowed funds. As we fully implement this initiative our net interest margin and overall quality of earnings will continue to improve,” said Beideman. During the fourth quarter of 2005, excluding the State Financial acquisition, investments were reduced by approximately $430 million, deposit growth exceeded loan growth by approximately $230 million, and wholesale funding declined by $620 million. Additionally, in November, under an accelerated share repurchase program, the company repurchased approximately 1 million shares of its common stock.
     Noninterest income for 2005 was $291.1 million, up 38 percent from $210.2 million in 2004. Annual growth occurred in trust service fees (up 10 percent to $35.0 million) driven by growth in new business; service charges on deposits (up 55 percent to $86.8 million) given our larger customer base; retail commissions (up 20 percent to $56.6 million) predominantly from insurance revenues; and in mortgage banking, net (up 79 percent to $36.4 million), influenced by an average portfolio serviced for others of $9.3 billion in 2005 versus $6.5 billion in 2004, and by secondary mortgage production of $1.58 billion in 2005 versus $1.62 billion in 2004.
     Mortgage banking, net, for the fourth quarter of 2005 was $12.2 million, similar to $12.0 million for the third quarter of 2005, but the results stem from different dynamics. Secondary mortgage production for fourth quarter was $356 million, representing approximately 71 percent of the production for the third quarter. To better manage earnings volatility risks in its growing mortgage servicing portfolio, Associated sold approximately $1.5 billion (or 16 percent) of its mortgage portfolio serviced for others, effective Nov. 30. And finally, the valuation of the mortgage servicing asset stabilized between the quarters. The impact of these dynamics on fourth quarter versus third quarter 2005 results was a $3.1 million increase in gross mortgage banking income, which included a $5.3 million gain on the bulk servicing sale, offset by $2.9 million in higher mortgage servicing rights expense, including valuation recoveries of $1.3 million in the fourth quarter versus $4.5 million in the third quarter.
     Noninterest income for the fourth quarter of 2005 was $81.0 million, up $4.1 million or 5 percent over third quarter 2005, as the fourth quarter included three months of State Financial and the third quarter included none.
     Noninterest expenses were a critical focus during 2005 as the company integrated two acquisitions and refined certain operational structures. Noninterest expense for 2005 was $480.5 million, up 27 percent from $377.9 million in 2004, given the timing of the acquisitions. However, the efficiency ratio (a measure of noninterest expense to total revenues) remained steady at 48.99 percent for 2005 compared to 48.04 percent for 2004.

— more —

ASBC YE 2005 earnings, add two

Noninterest expense for the fourth quarter of 2005 was $125.5 million, up $8.2 million or 7 percent over the third quarter of 2005, as State Financial was added at the start of the fourth quarter.
     “We enter 2006 with a stronger distribution system in attractive markets, more effective sales and marketing, solid asset quality, and a more efficient organizational structure. This progress makes us confident in our ability to achieve our strategic priorities,” Beideman said. “In addition, our balance sheet deleveraging initiative is on track and producing the desired result.
      “We are comfortable that we can meet or exceed the current First Call consensus EPS estimates for Associated in 2006,” he said. “The effect of expensing of stock options, a required accounting change in 2006, is estimated to be less than $2 million pre-tax for options granted to date, as options granted in January and December 2005 are fully vested by year end 2005.”
     The company paid dividends of $1.06 per share in 2005, up 9 percent from $0.98 in 2004, making 2005 Associated’s 35th consecutive year of increasing dividends.
     Associated repurchased approximately 3.5 million shares of its common stock in 2005 at an average cost of $32.43 per share (including the two accelerated share repurchases during 2005 totaling approximately 3 million shares), compared to 1.1 million shares at an average cost per share of $30.43 during 2004. Associated starts 2006 with an authorization to repurchase approximately 2.6 million shares.
     Associated will host a conference call for investors and analysts at 3 p.m. CST today. The toll-free dial-in number is 877-654-5513. Participants should ask the operator for the Associated Banc-Corp year-end earnings call, or for call ID number 4359258. A taped play-back of the call will be available through Feb. 2 by calling 800-642-1687.
     Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified multibank holding company with total assets of $22 billion. Associated has more than 300 banking offices serving more than 170 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.AssociatedBank.com.
     Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report to be filed on Form 10-K.

Six pages of tables follow.

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp
                                                         December 31,    December 31,
(in thousands)                                               2005            2004          % Change
--------------------------------------------------------------------------------------------------------
Assets
Cash and due from banks                                      $  460,230      $  389,311           18.2%
Interest-bearing deposits in other financial institutions        14,254          13,321            7.0%
Federal funds sold and securities purchased
 under agreements to resell                                      17,811          55,440         (67.9%)
Securities available for sale, at fair value                  4,711,605       4,815,344          (2.2%)
Loans held for sale                                              57,710          64,964         (11.2%)
Loans                                                        15,206,464      13,881,887            9.5%
Allowance for loan losses                                     (203,404)       (189,762)            7.2%
                                                       ---------------------------------
    Loans, net                                               15,003,060      13,692,125            9.6%
Premises and equipment                                          206,153         184,944           11.5%
Goodwill                                                        877,680         679,993           29.1%
Intangible assets                                               120,358         119,440            0.8%
Other assets                                                    631,221         505,254           24.9%
                                                       ---------------------------------
    Total assets                                            $22,100,082     $20,520,136            7.7%
                                                       =================================

Liabilities and Stockholders' Equity
Noninterest-bearing deposits                                $ 2,504,926     $ 2,347,611            6.7%
Interest-bearing deposits, excluding Brokered CDs            10,538,856      10,077,069            4.6%
Brokered CDs                                                    529,307         361,559           46.4%
                                                       ---------------------------------
    Total deposits                                           13,573,089      12,786,239            6.2%
Short-term borrowings                                         2,666,307       2,926,716          (8.9%)
Long-term funding                                             3,348,476       2,604,540           28.6%
Accrued expenses and other liabilities                          187,232         185,222            1.1%
                                                       ---------------------------------
    Total liabilities                                        19,775,104      18,502,717            6.9%
Stockholders' Equity
  Preferred stock                                                     -               -
  Common stock                                                    1,357           1,300            4.4%
  Surplus                                                     1,301,004       1,127,205           15.4%
  Retained earnings                                           1,029,247         858,847           19.8%
  Accumulated other comprehensive income (loss)                 (3,938)          41,205        (109.6%)
  Deferred compensation                                         (2,081)         (2,122)          (1.9%)
  Treasury stock, at cost                                         (611)         (9,016)         (93.2%)
                                                       ---------------------------------
    Total stockholders' equity                                2,324,978       2,017,419           15.2%
                                                       ---------------------------------
    Total liabilities and stockholders' equity              $22,100,082     $20,520,136            7.7%
                                                       =================================

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp
                                                For The Three Months Ended,                For The Year Ended,
                                                        December 31,                           December 31,
                                                -----------------------------          -----------------------------
(in thousands, except per share amounts)             2005          2004      % Change       2005          2004      % Change
-------------------------------------------------------------------------------------------------------------------------------
Interest Income
Interest and fees on loans                            $252,443      $179,612      40.5%      $889,374      $594,702      49.5%
Interest and dividends on investment securities
 and deposits with other financial institutions
  Taxable                                               41,486        37,631      10.2%       164,404       131,020      25.5%
  Tax-exempt                                            10,325        10,047       2.8%        39,310        40,804     (3.7%)
Interest on federal funds sold and securities
 purchased under agreements to resell                      289           260      11.2%           937           596      57.2%
                                                -----------------------------          -----------------------------
    Total interest income                              304,543       227,550      33.8%     1,094,025       767,122      42.6%
Interest Expense
Interest on deposits                                    66,934        36,835      81.7%       213,052       118,236      80.2%
Interest on short-term borrowings                       26,828        14,898      80.1%        89,356        38,940     129.5%
Interest on long-term funding                           35,186        17,360     102.7%       119,362        57,319     108.2%
                                                -----------------------------          -----------------------------
    Total interest expense                             128,948        69,093      86.6%       421,770       214,495      96.6%
                                                -----------------------------          -----------------------------
Net Interest Income                                    175,595       158,457      10.8%       672,255       552,627      21.6%
Provision for loan losses                                3,676         3,603       2.0%        13,019        14,668    (11.2%)
                                                -----------------------------          -----------------------------
Net interest income after provision for
 loan losses                                           171,919       154,854      11.0%       659,236       537,959      22.5%
Noninterest Income
Trust service fees                                       9,055         8,107      11.7%        35,017        31,791      10.1%
Service charges on deposit accounts                     23,073        16,943      36.2%        86,783        56,153      54.5%
Mortgage banking, net                                   12,166        6,046     101.2%         36,395       20,331      79.0%
Credit card and other nondeposit fees                   10,033         8,183      22.6%        37,439        26,181      43.0%
Retail commissions                                      13,624        12,727       7.0%        56,604        47,171      20.0%
Bank owned life insurance income                         3,022         2,525      19.7%         9,942        13,101    (24.1%)
Asset sale gains, net                                    2,766           432        N/M         3,945         1,181        N/M
Investment securities gains (losses), net                1,179         (719)        N/M         4,116           637        N/M
Other                                                    6,126         4,793      27.8%                      13,701      52.1%
                                                -----------------------------          -----------------------------
    Total noninterest income                            81,044        59,037      37.3%       291,086       210,247      38.4%
Noninterest Expense
Personnel expense                                       68,619        65,193       5.3%       274,941       224,548      22.4%
Occupancy                                               10,287         8,297      24.0%        38,961        29,572      31.7%
Equipment                                                4,361         3,855      13.1%        16,792        12,754      31.7%
Data processing                                          7,240         5,966      21.4%        27,390        23,632      15.9%
Business development and advertising                     4,999         4,271      17.0%        17,661        14,975      17.9%
Stationery and supplies                                  1,869         1,567      19.3%         6,956         5,436      28.0%
Other intangible amortization                            2,418         1,699      42.3%         8,607         4,350      97.9%
Other                                                   25,746        19,119      34.7%        89,155        62,602      42.4%
                                                -----------------------------          -----------------------------
    Total noninterest expense                          125,539       109,967      14.2%       480,463       377,869      27.2%
                                                -----------------------------          -----------------------------
Income before income taxes                             127,424       103,924      22.6%       469,859       370,337      26.9%
Income tax expense                                      39,783        33,069      20.3%       149,698       112,051      33.6%
                                                -----------------------------          -----------------------------
Net Income                                            $ 87,641      $ 70,855      23.7%      $320,161      $258,286      24.0%
                                                =============================          =============================

Earnings Per Share:
  Basic                                                $  0.65       $  0.57      14.0%       $  2.45       $  2.28       7.5%
  Diluted                                              $  0.64       $  0.57      12.3%       $  2.43       $  2.25       8.0%
Average Shares Outstanding:
                                                       135,684                                130,554
  Basic                                                              123,509       9.9%                     113,532      15.0%
  Diluted                                              137,005       125,296       9.3%       131,931       115,025      14.7%
-------------------------------------------------
  N/M - Not meaningful.

Consolidated Statements of Income (Unaudited) - Quarterly Trend
Associated Banc-Corp

(in thousands, except per share amounts)           4Q05          3Q05         2Q05          1Q05          4Q04
--------------------------------------------------------------------------------------------------------------------
Interest Income
Interest and fees on loans                         $ 252,443     $ 223,202    $ 213,420     $ 200,309     $ 179,612
Interest and dividends on investment securities
 and deposits in other financial institutions
  Taxable                                             41,486        40,050       41,834        41,034        37,631
  Tax-exempt                                          10,325         9,755        9,507         9,723        10,047
Interest on federal funds sold and securities
 purchased under agreements to resell                    289           384          182            82           260
                                               ---------------------------------------------------------------------
    Total interest income                            304,543       273,391      264,943       251,148       227,550
Interest Expense
Interest on deposits                                  66,934        53,598       48,087        44,433        36,835
Interest on short-term borrowings                     26,828        23,628       21,731        17,169        14,898
Interest on long-term funding                         35,186        32,087       28,451        23,638        17,360
                                               ---------------------------------------------------------------------
    Total interest expense                           128,948       109,313       98,269        85,240        69,093
                                               ---------------------------------------------------------------------
Net Interest Income                                  175,595       164,078      166,674       165,908       158,457
Provision for loan losses                              3,676         3,345        3,671         2,327         3,603
                                               ---------------------------------------------------------------------
Net interest income after provision for
 loan losses                                         171,919       160,733      163,003       163,581       154,854
Noninterest Income
Trust service fees                                     9,055         8,667        8,967         8,328         8,107
Service charges on deposit accounts                   23,073        22,830       22,215        18,665        16,943
Mortgage banking, net                                 12,166        11,969        2,376         9,884         6,046
Credit card and other nondeposit fees                 10,033         9,505        8,790         9,111         8,183
Retail commissions                                    13,624        12,905       15,370        14,705        12,727
Bank owned life insurance income                       3,022         2,441        2,311         2,168         2,525
Asset sale gains (losses), net                         2,766           942          539         (302)           432
Investment securities gains (losses), net              1,179         1,446        1,491             -         (719)
Other                                                  6,126         6,260        (355)         8,814         4,793
                                               ---------------------------------------------------------------------
    Total noninterest income                          81,044        76,965       61,704        71,373        59,037
Noninterest Expense
Personnel expense                                     68,619        66,403       66,934        72,985        65,193
Occupancy                                             10,287         9,412        9,374         9,888         8,297
Equipment                                              4,361         4,199        4,214         4,018         3,855
Data processing                                        7,240         7,129        6,728         6,293         5,966
Business development and advertising                   4,999         4,570        4,153         3,939         4,271
Stationery and supplies                                1,869         1,599        1,644         1,844         1,567
Other intangible amortization                          2,418         1,903        2,292         1,994         1,699
Other                                                 25,746        22,133       20,995        20,281        19,119
                                               ---------------------------------------------------------------------
    Total noninterest expense                        125,539       117,348      116,334       121,242       109,967
                                               ---------------------------------------------------------------------
Income before income taxes                           127,424       120,350      108,373       113,712       103,924
Income tax expense                                    39,783        39,315       34,358        36,242        33,069
                                               ---------------------------------------------------------------------
Net Income                                          $ 87,641      $ 81,035     $ 74,015      $ 77,470      $ 70,855
                                               =====================================================================

Earnings Per Share:
  Basic                                              $  0.65       $  0.63      $  0.57       $  0.60       $  0.57
  Diluted                                            $  0.64       $  0.63      $  0.57       $  0.59       $  0.57
Average Shares Outstanding:
  Basic                                              135,684       127,875      128,990       129,781       123,509
  Diluted                                            137,005       129,346      130,463       131,358       125,296

Selected Quarterly Information
Associated Banc-Corp
(in thousands, except per share & full time equivalent employee data)
                                                             YTD 2005       YTD 2004     4th Qtr 2005    3rd Qtr 2005   2nd Qtr 2005    1st Qtr 2005   4th Qtr 2004
----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Summary of Operations
Net interest income                                              $672,255       $552,627       $175,595        $164,078       $166,674        $165,908       $158,457
Provision for loan losses                                          13,019         14,668          3,676           3,345          3,671           2,327          3,603
Asset sale gains (losses), net                                      3,945          1,181          2,766             942            539           (302)            432
Investment securities gains (losses), net                           4,116            637          1,179           1,446          1,491               -          (719)
Noninterest income (excluding securities & asset gains)           283,025        208,429         77,099          74,577         59,674          71,675         59,324
Noninterest expense                                               480,463        377,869        125,539         117,348        116,334         121,242        109,967
Income before income taxes                                        469,859        370,337        127,424         120,350        108,373         113,712        103,924
Income taxes                                                      149,698        112,051         39,783          39,315         34,358          36,242         33,069
Net income                                                        320,161        258,286         87,641          81,035         74,015          77,470         70,855
Taxable equivalent adjustment                                      25,509         25,528          6,766           6,347          6,174           6,222          6,342

----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Per Common Share Data (1)
Net income:
  Basic                                                         $    2.45      $    2.28      $    0.65       $    0.63      $    0.57       $    0.60      $    0.57
  Diluted                                                            2.43           2.25           0.64            0.63           0.57            0.59           0.57
Dividends                                                          1.0600         0.9767         0.2700          0.2700         0.2700          0.2500         0.2500
Market Value:
  High                                                          $   34.74      $   34.85      $   33.23       $   34.74      $   33.89       $   33.50      $   34.85
  Low                                                               29.09          27.09          29.09           30.29          30.11           30.60          32.08
  Close                                                             32.55          33.23          32.55           30.48          33.58           31.23          33.23
Book value                                                          17.15          15.56          17.15           16.12          15.80           15.62          15.56

----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Performance Ratios (annualized)
Earning assets yield                                                5.84%          5.21%          6.12%           5.83%          5.71%           5.51%          5.31%
Interest-bearing liabilities rate                                  2.57           1.67           2.98            2.66           2.42            2.13           1.85
Net interest margin                                                3.64           3.80           3.59            3.56           3.63            3.68           3.74
Return on average assets                                           1.53           1.58           1.58            1.56           1.44            1.54           1.49
Return on average equity                                          15.24          17.22          14.99           15.85          14.62           15.52          15.46
Return on tangible average equity (2)                             23.47          22.11          22.70           24.55          22.65           24.13          22.47
Efficiency ratio (3)                                              48.99          48.04          48.38           47.90          50.03           49.73          49.07
Effective tax rate                                                31.86          30.26          31.22           32.67          31.70           31.87          31.82
Dividend payout ratio (4)                                         43.27          42.84          41.54           42.86          47.37           41.67          43.86

----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Average Balances
Assets                                                       $ 20,921,575   $ 16,365,762   $ 22,022,165    $ 20,607,901   $ 20,574,770    $ 20,467,698   $ 18,956,445
Earning assets                                                 19,181,630     15,202,928     20,080,758      18,960,035     18,916,921      18,756,555     17,437,618
Interest-bearing liabilities                                   16,410,899     12,868,370     17,090,134      16,198,492     16,207,719      16,139,002     14,761,878
Loans                                                          14,347,707     11,174,856     15,154,225      14,163,827     14,084,246      13,977,621     12,858,394
Deposits                                                       12,462,981     10,144,528     13,282,910      12,133,719     12,069,719      12,359,040     11,658,646
Stockholders' equity                                            2,101,389      1,499,606      2,320,134       2,027,785      2,030,929       2,024,265      1,822,715
Stockholders' equity / assets                                      10.04%          9.16%         10.54%           9.84%          9.87%           9.89%          9.62%

----------------------------------------------------------------------------------------------------------------------------------------------------------------------
At Period End
Assets                                                                                     $ 22,100,082    $ 20,741,731   $ 20,753,714    $ 20,502,442   $ 20,520,136
Loans                                                                                        15,206,464      14,107,137     14,054,506      13,923,196     13,881,887
Allowance for loan losses                                                                       203,404         190,080        190,024         189,917        189,762
Goodwill                                                                                        877,680         679,993        679,993         679,993        679,993
Mortgage servicing rights, net                                                                   68,841          78,688         74,103          78,182         76,247
Other intangible assets                                                                          51,517          37,004         38,907          41,199         43,193
Deposits                                                                                     13,573,089      12,181,025     12,098,631      12,193,904     12,786,239
Stockholders' equity                                                                          2,324,978       2,062,565      2,018,435       2,025,071      2,017,419
Stockholders' equity / assets                                                                    10.52%           9.94%          9.73%           9.88%          9.83%
Tangible equity / tangible assets (5)                                                             6.59%           6.72%          6.49%           6.59%          6.54%
Shares outstanding, end of period                                                               135,602         127,985        127,743         129,622        129,695
Shares repurchased during period                                                                    974               -          2,111             411            376
Average per share cost of shares repurchased during
  period                                                                                       $  30.82         $     -      $   33.10       $   32.76      $   33.25
Year-to-date shares repurchased during period                                                     3,496           2,522          2,522             411          1,073
YTD average per share cost of shares repurchased
  during period                                                                                $  32.43        $  33.05      $   33.05       $   32.76      $   30.43

----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Selected trend information
Average full time equivalent employees                                                            5,113           4,815          4,889           5,132          4,746
Trust assets under management, at market value                                              $ 5,000,000     $ 4,900,000    $ 4,800,000     $ 4,700,000    $ 4,600,000
Mortgage loans originated for sale                                                              356,280         498,343        385,677         337,406        427,951
Portfolio serviced for others                                                                 8,028,000       9,492,000      9,479,000       9,528,000      9,543,000
Mortgage servicing rights, net/Portfolio serviced for
others                                                                                            0.86%           0.83%          0.78%           0.82%          0.80%

----------------------------------------------------------------------------------------------------------------------------------------------------------------------
(1) Per share data adjusted retroactively for stock splits and stock dividends.
(2) Return on tangible average equity = Net income divided by average equity excluding average goodwill and other intangible assets.
This is a non-GAAP financial measure.
(3) Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net.
(4) Ratio is based upon basic earnings per share.
(5) Tangible equity to tangible assets = Stockholders' equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Financial Summary and Comparison
Associated Banc-Corp                                          Three months ended                                         Year ended
                                                                 December 31,                                           December 31,
                                                      ----------------------------------------------------- ------------------------------------------------------
(in thousands)                                              2005             2004            % Change              2005              2004            % Change
----------------------------------------------------------------------------------------------------------- ------------------------------------------------------
Allowance for Loan Losses
Beginning balance                                           $   190,080      $   175,007              8.6%         $   189,762        $   177,622            6.8%
Balance related to acquisition                                   13,283           14,750            (9.9%)              13,283             14,750          (9.9%)
Provision for loan losses                                         3,676            3,603              2.0%              13,019             14,668         (11.2%)
Charge offs                                                    (11,142)          (5,710)             95.1%            (27,743)           (22,202)           25.0%
Recoveries                                                        7,507            2,112            255.4%              15,083              4,924          206.3%
                                                      -----------------------------------                   --------------------------------------
Net charge offs                                                 (3,635)          (3,598)              1.0%             (12,660)           (17,278)        (26.7%)
                                                      -----------------------------------                   --------------------------------------
Ending Balance                                              $   203,404      $   189,762              7.2%        $    203,404        $   189,762            7.2%
                                                      ===================================                   ======================================

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Credit Quality                                                                             4Q05 vs 3Q05                                                            4Q05 vs 4Q04
                                                        Dec 31, 2005     Sept 30, 2005       % Change         June 30, 2005      Mar 31, 2005      Dec 31, 2004      % Change
                                                      ----------------------------------------------------- -----------------------------------------------------------------------
Nonaccrual loans                                            $    95,313      $   107,298           (11.2%)        $    109,698        $    99,835     $   112,761          (15.5%)
Loans 90 or more days past due and still accruing                 3,270            3,354            (2.5%)               2,806              3,068           2,153            51.9%
Restructured loans                                                   32               33            (3.0%)                  35                 36              37          (13.5%)
                                                      -----------------------------------                   ------------------------------------------------------
    Total nonperforming loans                                    98,615          110,685           (10.9%)             112,539            102,939         114,951          (14.2%)
Other real estate owned                                          11,336           10,017             13.2%               3,685              4,019           3,915           189.6%
                                                      -----------------------------------                   ------------------------------------------------------
    Total nonperforming assets                                  109,951          120,702            (8.9%)             116,224            106,958         118,866           (7.5%)
                                                      ===================================                   ======================================================
Provision for loan losses                                         3,676            3,345              9.9%               3,671              2,327           3,603             2.0%
Net charge offs                                                   3,635            3,289             10.5%               3,564              2,172           3,598             1.0%

Allowance for loan losses / loans                                 1.34%            1.35%                                 1.35%              1.36%           1.37%
Allowance for loan losses / nonperforming loans                  206.26           171.73                                168.85             184.49          165.08
Nonperforming loans / total loans                                  0.65             0.78                                  0.80               0.74            0.83
Nonperforming assets / total assets                                0.50             0.58                                  0.56               0.52            0.58
Net charge offs / average loans (annualized)                       0.10             0.09                                  0.10               0.06            0.11
Year-to-date net charge offs / average loans                       0.09             0.09                                  0.08               0.06            0.15

------------------------------------------------------------------------------------------------------------------------------------------------------------------

Period End Loan Composition                                                                4Q05 vs 3Q05                                                            4Q05 vs 4Q04
                                                        Dec 31, 2005     Sept 30, 2005       % Change         June 30, 2005      Mar 31, 2005      Dec 31, 2004      % Change
                                                      ----------------------------------------------------- -----------------------------------------------------------------------
Commercial, financial & agricultural                       $  3,417,343     $  3,213,656              6.3%       $   3,086,663       $  2,852,462    $  2,803,333            21.9%
Real estate - construction                                    1,783,267        1,519,681             17.3%           1,640,941          1,569,013       1,459,629            22.2%
Commercial real estate                                        4,064,327        3,648,169             11.4%           3,650,726          3,813,465       3,933,131             3.3%
Lease financing                                                  61,315           57,270              7.1%              53,270             50,181          50,718            20.9%
                                                      -----------------------------------                   ------------------------------------------------------
  Commercial                                                  9,326,252        8,438,776             10.5%           8,431,600          8,285,121       8,246,811            13.1%
Home equity (a)                                               2,025,055        1,878,436              7.8%           1,806,236          1,744,676       1,866,485             8.5%
Installment                                                   1,003,938        1,024,356            (2.0%)           1,025,621          1,048,510       1,054,011           (4.8%)
                                                      -----------------------------------                   ------------------------------------------------------
  Retail                                                      3,028,993        2,902,792              4.3%           2,831,857          2,793,186       2,920,496             3.8%
  Residential mortgage                                        2,851,219        2,765,569              3.1%           2,791,049          2,844,889       2,714,580             5.0%
                                                      -----------------------------------                   ------------------------------------------------------
  Total loans                                              $ 15,206,464     $ 14,107,137              7.8%       $  14,054,506       $ 13,923,196    $ 13,881,887             9.5%
                                                      ===================================                   ======================================================

-------------------------------------------------------
(a) Home equity includes home equity lines and residential mortgage junior liens.

------------------------------------------------------------------------------------------------------------------------------------------------------------------

Period End Deposit Composition                                                             4Q05 vs 3Q05                                                            4Q05 vs 4Q04
                                                        Dec 31, 2005     Sept 30, 2005       % Change         June 30, 2005      Mar 31, 2005      Dec 31, 2004      % Change
                                                      ----------------------------------------------------- -----------------------------------------------------------------------
Noninterest-bearing demand                                 $  2,504,926     $  2,256,774             11.0%       $   2,250,482       $  2,156,592    $  2,347,611             6.7%
Savings                                                       1,079,851        1,074,234              0.5%           1,117,922          1,137,120       1,116,158           (3.3%)
Interest-bearing demand                                       2,549,782        2,252,711             13.2%           2,227,188          2,485,548       2,854,880          (10.7%)
Money market                                                  2,629,933        2,240,606             17.4%           2,094,796          2,112,490       2,083,717            26.2%
Brokered CDs                                                    529,307          407,459             29.9%             491,781            218,111         361,559            46.4%
Other time deposits                                           4,279,290        3,949,241              8.4%           3,916,462          4,084,043       4,022,314             6.4%
                                                      -----------------------------------                   ------------------------------------------------------
  Total deposits                                           $ 13,573,089     $ 12,181,025             11.4%       $  12,098,631       $ 12,193,904    $ 12,786,239             6.2%
                                                      ===================================                   ======================================================

------------------------------------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------------------------------
Net Interest Income Analysis - Taxable Equivalent Basis
Associated Banc-Corp                                                 Year ended December 31, 2005                   Year ended December 31, 2004
                                                            ----------------------------------------------- ----------------------------------------------
                                                               Average        Interest         Average          Average        Interest        Average
(in thousands)                                                 Balance      Income/Expense    Yield/Rate        Balance     Income/Expense    Yield/Rate
                                                            ----------------------------------------------- ----------------------------------------------

Earning assets:
   Loans: (1) (2) (3)
      Commercial                                               $8,574,996         $  532,116         6.21%      $6,928,494          $350,889        5.06%
      Residential mortgage                                      2,875,438            161,095       5.60          2,170,600           122,453      5.64
      Retail                                                    2,897,273            198,086       6.84          2,075,762           122,406      5.90
                                                            ---------------------------------               ---------------------------------
         Total loans                                           14,347,707            891,297       6.21         11,174,856           595,748      5.33
   Investments and other                                        4,833,923            228,237       4.72          4,028,072           196,902      4.89
                                                            ---------------------------------               ---------------------------------
Total earning assets                                           19,181,630          1,119,534       5.84         15,202,928           792,650      5.21
   Other assets, net                                            1,739,945                                        1,162,834
                                                            --------------                                  ---------------
Total assets                                                  $20,921,575                                      $16,365,762
                                                            ==============                                  ===============

Interest-bearing liabilities:
   Savings deposits                                            $1,125,417          $   3,877         0.34%       $ 967,930          $  3,487        0.36%
   Interest-bearing demand deposits                             2,337,462             26,611       1.14          2,406,280            19,874      0.83
   Money market deposits                                        2,262,369             45,626       2.02          1,628,208            14,259      0.88
   Time deposits, excluding Brokered CDs                        4,083,500            123,550       3.03          3,042,933            76,930      2.53
                                                            ---------------------------------               ---------------------------------
     Total interest-bearing deposits, excluding Brokered CDs    9,808,748           199,664       2.04          8,045,351           114,550      1.42
   Brokered CDs                                                   394,305            13,388       3.40            232,066             3,686      1.59
                                                            ---------------------------------               ---------------------------------
      Total interest-bearing deposits                          10,203,053            213,052       2.09          8,277,417           118,236      1.43
   Wholesale funding                                            6,207,846            208,718       3.36          4,590,953            96,259      2.10
                                                            ---------------------------------               ---------------------------------
Total interest-bearing liabilities                             16,410,899            421,770       2.57         12,868,370           214,495      1.67
   Noninterest-bearing demand                                   2,259,928                                        1,867,111
   Other liabilities                                              149,359                                          130,675
   Stockholders' equity                                         2,101,389                                        1,499,606
                                                            --------------                                  ---------------
Total liabilities and stockholders' equity                    $20,921,575                                      $16,365,762
                                                            ==============                                  ===============

                                                                         --------------------                             -------------------
Net interest income and rate spread (1)                                             $697,764         3.27%                          $578,155        3.54%
                                                                         ====================                             ===================
Net interest margin (1)                                                                              3.64%                                          3.80%
Taxable equivalent adjustment                                                       $ 25,509                                        $ 25,528
                                                                         ====================                             ===================

----------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                 Three months ended December 31, 2005           Three months ended December 31, 2004
                                                            ----------------------------------------------- ----------------------------------------------
                                                               Average        Interest         Average          Average        Interest        Average
                                                               Balance      Income/Expense    Yield/Rate        Balance     Income/Expense    Yield/Rate
                                                            ----------------------------------------------- ----------------------------------------------
Earning assets:
   Loans: (1) (2) (3)
      Commercial                                               $9,222,512           $156,412         6.64%      $7,702,801          $104,124        5.29%
      Residential mortgage                                      2,905,463             41,482       5.68          2,552,396            36,050         5.63
      Retail                                                    3,026,250             55,120       7.25          2,603,197            39,751         6.07
                                                            ---------------------------------               ---------------------------------
         Total loans                                           15,154,225            253,014       6.58        12,858,394            179,925         5.52
   Investments and other                                        4,926,533             58,295       4.73          4,579,224            53,967         4.71
                                                            ---------------------------------               ---------------------------------
Total earning assets                                           20,080,758            311,309       6.12         17,437,618           233,892         5.31
   Other assets, net                                            1,941,407                                        1,518,827
                                                            --------------                                  ---------------
Total assets                                                  $22,022,165                                      $18,956,445
                                                            ==============                                  ===============
Interest-bearing liabilities:
   Savings deposits                                            $1,150,777            $   800         0.28%      $1,087,220           $   959        0.35%
   Interest-bearing demand deposits                             2,210,056              7,082       1.27          2,525,312             5,688         0.90
   Money market deposits                                        2,623,223             17,121       2.59          1,918,149             5,012         1.04
   Time deposits, excluding Brokered CDs                        4,342,185             37,004       3.38          3,634,972            23,703         2.59
                                                            ---------------------------------               ---------------------------------
    Total interest-bearing deposits, excluding Brokered CDs    10,326,241             62,007       2.38          9,165,653            35,362         1.53
   Brokered CDs                                                   483,100              4,927       4.05            278,812             1,473         2.10
                                                            ---------------------------------               ---------------------------------
      Total interest-bearing deposits                          10,809,341             66,934       2.46          9,444,465            36,835         1.55
   Wholesale funding                                            6,280,793             62,014       3.87          5,317,413            32,258         2.38
                                                            ---------------------------------               ---------------------------------
Total interest-bearing liabilities                             17,090,134            128,948       2.98         14,761,878            69,093         1.85
   Noninterest-bearing demand                                   2,473,569                                        2,214,181
   Other liabilities                                              138,328                                          157,671
   Stockholders' equity                                         2,320,134                                        1,822,715
                                                            --------------                                  ---------------
Total liabilities and stockholders' equity                    $22,022,165                                      $18,956,445
                                                            ==============                                  ===============

                                                                         --------------------                             -------------------
Net interest income and rate spread (1)                                             $182,361         3.14%                          $164,799        3.46%
                                                                         ====================                             ===================
Net interest margin (1)                                                                              3.59%                                          3.74%
Taxable equivalent adjustment                                                       $  6,766                                        $  6,342
                                                                         ====================                             ===================
----------------------------------------------------------------------------------------------------------------------------------------------------------
(1) The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2) Nonaccrual loans and loans held for sale have been included in the average balances.
(3) Interest income includes net loan fees.